Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our reports dated February 20, 2024, relating to the financial statements and financial highlights, which appear in BrandywineGLOBAL – Small Cap Value Fund’s and BrandywineGLOBAL – Flexible Bond Fund’s Annual Report on Form N-CSR for the year ended December 31, 2023. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
April 19, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our reports dated February 23, 2024, relating to the financial statements and financial highlights, which appear in BrandywineGLOBAL – Global Opportunities Bond Fund’s and BrandywineGLOBAL – Global Opportunities Bond Fund (USD Hedged)’s Annual Report on Form N-CSR for the year ended December 31, 2023. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
April 19, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Legg Mason Global Asset Management Trust of our report dated February 13, 2024, relating to the financial statements and financial highlights, which appears in Franklin U.S. Small Cap Equity Fund’s Annual Report on Form N-CSR for the year ended December 31, 2023. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm”, “Financial Statements” and “Financial highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland
April 19, 2024